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                                SEMIANNUAL REPORT
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[LOGO]
New England Funds(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                    New England
                     Government Securities Fund

                               [graphic omitted]

                                     WHERE
                                    THE BEST
                                     MINDS
                                    MEET(R)

-----------------
 June 30, 1999
-----------------

--------------------------------------------------------------------------------
                                                                     August 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"MOST INVESTMENT PROFESSIONALS I KNOW AGREE THAT PROPER ASSET ALLOCATION IS A BEDROCK PRINCIPLE OF SOUND INVESTING."
--------------------------------------------------------------------------------

Dear Shareholder,
Performance results for the New England Family of Funds were driven mainly by two important changes that took place in our financial markets during the first half of 1999. First, the long, upward climb of large-capitalization stocks slowed dramatically as attention turned to stocks with more reasonable valuations. Then, bond investors grew fearful that our persistently strong economy would lead the Federal Reserve Board to impose higher interest rates. Your manager's commentary on the following pages details how these trends affected your fund's strategy and performance.

As I watch investments come in and out of favor, I'm reminded of the importance of asset allocation - the practice of dividing your portfolio among different kinds of stocks and bonds. The idea is to own more or less of each investment type according to your feelings about risk and your investment time horizon. Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing. In addition to broadening diversification, it seeks to avoid exposure to narrow market segments and can help reduce volatility.

While a diversified portfolio may have given solid returns during the past year, many investors were disappointed when they compared those returns to the performance of large-company growth stocks or to the soaring returns of Internet stocks. Suddenly, investors were asking: Is asset allocation dead?

Certainly not! Like so much in life, market cycles are inevitable. Different categories of investments will be popular at different times, and a sensible asset allocation program can help you as market trends change.

I know it can be tempting to jump on a bandwagon and go after "easy money." But I encourage you, instead, to maintain a rational, long-term perspective and to consult your financial representative regularly to review and fine-tune your investments, including a well-diversified asset allocation program.

Thank you for your continued interest. We look forward to helping you achieve your long-term financial objectives.

Sincerely,
/s/ Bruce R. Speca

Bruce R. Speca
President and CEO

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1999

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                           JUNE 1989 THROUGH JUNE 1999

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 6/30/89 compared to the Lehman Government Bond Index over the same period. The data points from the graph are as follows:


                     NET                  MAXIMUM               LEHMAN
                    ASSET                  SALES              GOVERNMENT
                   VALUE(1)              CHARGE(2)           BOND INDEX(4)
--------------------------------------------------------------------------------
6/30/89            $10,000               $ 9,550               $10,000
6/30/90             10,404                 9,936                10,693
6/30/91             10,959                10,465                11,778
6/30/92             12,950                12,367                13,399
6/30/93             14,383                13,736                15,127
6/30/94             13,988                13,358                14,924
6/30/95             15,620                14,917                16,723
6/30/96             16,148                15,421                17,476
6/30/97             17,243                16,467                18,769
6/30/98             19,338                18,468                20,881
6/30/99             19,299                18,431                21,518

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Y share performance will differ from that shown based on differences in inception dates, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
    NOT FDIC INSURED            MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/99
--------------------------------------------------------------------------------

CLASS A (Inception 9/16/85)    6 MONTHS  1 YEAR    5 YEARS       10 YEARS
Net Asset Value(1)              -4.7%     -0.2%      6.7%          6.8%
With Maximum Sales Charge(20    -9.0      -4.7       5.7           6.3
--------------------------------------------------------------------------------

CLASS B (Inception 9/23/93)    6 MONTHS  1 YEAR    5 YEARS    SINCE INCEPTION
Net Asset Value(1)              -5.1%     -0.9%      5.9%          3.8%
With CDSC(3)                    -9.7      -5.6       5.5           3.7
--------------------------------------------------------------------------------

CLASS Y (Inception 3/31/94)    6 MONTHS  1 YEAR    5 YEARS    SINCE INCEPTION
Net Asset Value(1)              -4.6%     5.0%       6.9%          6.2%
--------------------------------------------------------------------------------

                                                                          SINCE       SINCE
                                                                          FUND'S      FUND'S
                                                                          CLASS B     CLASS Y
COMPARATIVE PERFORMANCE               6 MONTHS  1 YEAR 5 YEARS  10 YEARS INCEPTION   INCEPTION
Lehman Government Bond Index(4)        -2.3%    3.1%    7.6%     8.0%       5.7%       7.0%
Lipper General Government Average(5)   -2.7     1.5     6.6      7.1        4.8        6.0
Morningstar Long Government Average(6) -5.4    -0.1     8.2      7.9        5.2        7.3
----------------------------------------------------------------------------------------------

NOTES TO CHARTS
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) The Lehman Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies that have maturities between one and ten years. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Lipper General Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Morningstar Long Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[photo of Scott Millimet]

Scott Millimet
Back Bay Advisors, L.P.

Q. How did New England Government Securities Fund perform over the past six months?

The Fund struggled in a very difficult environment for government securities, especially U.S. Treasuries. For the six months ending June 30, 1999, the Fund's Class A shares (calculated at NAV) generated a return of -4.7%, reflecting a $0.90 decrease in net asset value to $11.00 and the reinvestment of $0.35 per share in dividend distributions. By comparison, your Fund's peer group of general government funds, as measured by Lipper Inc., had an average return of -2.7% for the same period.

It's important to remember that the Fund's duration -- a measure of its sensitivity to interest rates -- is much longer than that of its peer group. At the end of the period, the Fund's duration stood at 6.5 years. The longer the duration, the more sensitive price is to movements in interest rates. When interest rates rise -- and bond prices fall -- as they did during the past six months, the Fund's concentration on longer-duration bonds will cause its performance to lag that of its peers in Lipper's general government funds group, while the reverse is true in a lower interest rate environment.

Q. Why was it a difficult environment for government securities?

Toward the end of 1998 and into 1999, investors shifted their assets from U.S. Treasuries -- which had offered safety and liquidity amid financial turmoil in the third and fourth quarters of 1998 -- reinvesting them in other sectors of the bond market. The performance of Treasuries suffered as a result.

There were two main reasons for this market shift. First, economies in emerging markets, particularly Latin America, showed signs of recovery. Second, the U.S. economy continued to show dramatic strength. At the close of the second quarter of 1999, the Federal Reserve Board raised a key short-term interest rate, in an attempt to slow the economy and head off inflation.

Mortgage-backed securities performed well in the first quarter of 1999, as investors gravitated back to that market, perceiving it to be undervalued. However during the latter part of the second quarter of 1999, mortgages underperformed Treasury securities with comparable maturities, offering the Fund some buying opportunities in that sector.

Q. What was the Fund's strategy?

Since the Fund pursues a relatively fixed duration strategy, there were very few moves made during the period. Toward the end of the period we sold some of the Fund's Treasury securities in order to balance and maintain the Fund's relatively constant duration. We did this because the duration of the Fund's mortgage-backed securities inched upward as interest rates steadily increased. Beyond that, the Fund has more recently increased its investments in agency securities and mortgage-backed securities. We find both sectors to be attractively valued.

The Fund maintained its duration by following a barbell strategy, investing in long-term agency securities on the one hand and short-term Treasuries on the other. The Fund's intermediate-term investments were concentrated on mortgage pass-through securities. This strategy was undertaken to insulate the Fund from interest-rate increases in the intermediate-term segment of the maturity spectrum, which tended to be more pronounced than shorter- or longer-term alternatives. The Fund's average maturity at the end of the period stood at 8.4 years.

                         PORTFOLIO MIX - 6/30/99

GOV'T. AGENCY SECURITIES                     21%
U.S. TREASURY SECURITIES                     53%
MORTGAGE-BACKED SECURITIES                   30%

OTHER ASSETS AND LIABILITIES = .4%

Portfolio holdings and asset allocation will vary.

Q. What's your outlook?

Given the substantial increases in interest rates we witnessed during the first half of 1999, we expect that rates will stabilize and maybe even decline during the second half of the year. Even though the Fed has undertaken one increase in short-term interest rates, we believe there are some factors that will keep it from pursuing an aggressive program of interest-rate hikes. First, Latin American economies remain somewhat fragile, as do those in Europe. In addition, with possible Year 2000 computer problems on the horizon, we believe the Fed will want to be very cautious about slowing the economy too much at the turn of the millennium.

Perhaps most important, even though there are signs that price pressures might be building, we don't think inflation will rise significantly. We believe the economy will slow somewhat and that inflation will remain subdued. We anticipate that it will take a significant change in one of these two variables -- economic growth or price inflation -- for us to undertake any significant strategic moves with the Fund's duration.

NOTE TO SHAREHOLDERS: As of May 3, 1999, Scott Millimet is the portfolio manager for the Fund. Prior to that time, Scott Millimet co-managed the Fund with Joel Damiani.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in mortgage or asset-backed securities which are subject to prepayment risk. Treasury bills and U.S. government bonds fluctuate in value but they are guaranteed as to the timely payment of interest and if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

------------------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------

Investments as of June 30, 1999
(unaudited)

BONDS AND NOTES -- 103.7% OF TOTAL NET ASSETS
                                                                                             RATINGS (C)
                                                                                           ---------------
  PRINCIPAL                                                                                         STANDARD
    AMOUNT       DESCRIPTION                                                               MOODY'S  & POOR'S        VALUE (A)
------------------------------------------------------------------------------------------------------------------------------
                 GOVERNMENT AGENCIES -- 21.2%
$   20,000,000   Federal National Mortgage Association, Zero Coupon, 10/09/2019 .........    Aaa      AAA     $    5,325,000
     5,000,000   Federal National Mortgage Association, 6.375%, 6/15/2009 ...............    Aaa      AAA          4,900,650
     4,000,000   Federal National Mortgage Association, 6.400%, 5/14/2009 ...............    Aaa      AAA          3,875,640
     3,000,000   Federal National Mortgage Association, 6.420%, 12/1/2007 ...............    Aaa      AAA          2,951,089
     2,000,000   Federal National Mortgage Association, 6.800%, 8/27/2012 ...............    Aaa      AAA          1,978,740
     3,000,000   Federal National Mortgage Association, 6.990%, 7/9/2007 ................    Aaa      AAA          3,000,930
                                                                                                              --------------
                                                                                                                  22,032,049
                                                                                                              --------------
                 MORTGAGE BACKED -- 29.5%
     3,000,000   Federal Home Loan Mortgage Corp., 6.500%, 1/15/2022 ....................    Aaa      AAA          2,889,360
     2,437,180   Federal Home Loan Mortgage Corp., 7.500%, 4/01/2012 ....................    Aaa      AAA          2,480,586
     2,284,000   Federal National Mortgage Association, 5.000%, 8/25/2022 ...............    Aaa      AAA          1,992,790
    10,006,021   Federal National Mortgage Association, 6.500%, 9/01/2028 ...............    Aaa      AAA          9,652,608
     1,896,294   Government National Mortgage Association, 6.500%, 2/15/2028 ............    Aaa      AAA          1,823,401
     9,120,084   Government National Mortgage Association, 7.000%, with various
                  maturities to 2027 (d) ................................................    Aaa      AAA          8,997,510
     1,807,550   Government National Mortgage Association, 7.500%, 4/15/2027 ............    Aaa      AAA          1,824,487
       217,075   Government National Mortgage Association, 8.500%, 2/15/2006 ............    Aaa      AAA            226,108
       400,822   Government National Mortgage Association, 9.000%, with various
                  maturities to 2016 (d) ................................................    Aaa      AAA            425,675
       146,703   Government National Mortgage Association, 9.500%, with various
                  maturities to 2009 (d) ................................................    Aaa      AAA            156,692
       185,129   Government National Mortgage Association, 10.000%, with various
                  maturities to 2016 (d) ................................................    Aaa      AAA            195,677
        27,737   Government National Mortgage Association, 12.500%, with various
                  maturities to 2014 (d) ................................................    Aaa      AAA             31,689
                                                                                                              --------------
                                                                                                                  30,696,583
                                                                                                              --------------
                 U.S. GOVERNMENT -- 53.0%
    19,000,000   United States Treasury Bonds, Zero Coupon, 2/15/2016 ...................     --      AAA          6,645,440
    10,500,000   United States Treasury Bonds, 11.625%, 11/15/2002 ......................    Aaa      AAA         12,365,430
     5,500,000   United States Treasury Bonds, 12.375%, 5/15/2004 .......................    Aaa      AAA          6,997,045
    11,800,000   United States Treasury Bonds, 13.250%, 5/15/2014 .......................    Aaa      AAA         17,919,362
    24,000,000   United States Treasury Stripped Bonds, Zero Coupon, 11/15/2011 .........     --      AAA         11,140,800
                                                                                                              --------------
                                                                                                                  55,068,077
                                                                                                              --------------
                 Total Bonds and Notes (Identified Cost $110,475,318)                                            107,796,709
                                                                                                              --------------

SHORT TERM INVESTMENT -- 11.4%

$ 11,784,000     Repurchase Agreement with State Street Bank and Trust Co.
                   dated 6/30/1999 at 4.000% to be repurchased at
                   $11,785,309 on 7/1/1999, collateralized by $10,685,000
                   U.S. Treasury Bond, 7.500%, due 11/15/2016
                   valued at $12,020,625 ................................................                         11,784,000
                                                                                                              --------------
                 Total Short Term Investment (Identified Cost $11,784,000) ..............                         11,784,000
                                                                                                              --------------
                 Total Investments-- 115.1% (Identified Cost $122,259,318) (b) ..........                        119,580,709
                 Other assets less liabilities ..........................................                        (15,653,481)
                                                                                                              --------------
                 Total Net Assets-- 100% ................................................                     $  103,927,228
                                                                                                              ==============

 (a)  See Note 1a of Notes to Financial Statements.
 (b)  Federal Tax Information:
      At June 30, 1999 the net unrealized depreciation on investments based on cost of $122,259,318 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
        excess of value over tax cost. ..................................................                     $      156,008
      Aggregate gross unrealized depreciation for all investments in which there is
        an excess of tax cost over value. ...............................................                         (2,834,617)
                                                                                                              --------------
       Net unrealized depreciation.  ....................................................                     $   (2,678,609)
                                                                                                              ==============

       At December 31, 1998 the Fund had a capital loss carryover of approximately $7,570,110 of which $3,530,050 expires on December 31, 2004 and $4,040,060 expires on December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 (c)  The ratings shown are believed to be the most recent ratings available at June 30, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
 (d)  The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                                       See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999
(unaudited)

ASSETS
  Investments at value
   (Identified Cost $122,259,318) .............                  $ 119,580,709
  Cash ........................................                            964
  Receivable for:
    Fund shares sold ..........................                        159,710
    Accrued interest ..........................                        807,522
                                                                 -------------
                                                                   120,548,905

LIABILITIES
  Payable for:
    Securities purchased ......................   $  14,544,027
    Fund shares redeemed ......................       1,821,906
    Dividends declared ........................          78,460
    Accrued expenses:
    Management fees ...........................          55,623
    Deferred trustees' fees ...................          47,766
    Accounting and administrative .............           6,912
    Other expenses ............................          66,983
                                                  -------------
                                                                    16,621,677
                                                                 -------------
NET ASSETS ....................................                  $ 103,927,228
                                                                 =============
 Net Assets consist of:
   Capital paid in ............................                  $ 116,519,057
   Undistributed net investment income ........                        104,654
   Accumulated net realized gains (losses) ....                    (10,017,874)
   Unrealized appreciation (depreciation)
      on investments - net ....................                     (2,678,609)
                                                                 -------------

NET ASSETS ....................................                  $ 103,927,228
                                                                 =============
Computation of net asset value and
   offering price:
Net asset value and redemption price
  of Class A shares ($91,027,284 / 8,278,287
  shares of beneficial interest) ..............                  $       11.00
                                                                 =============
Offering price per share
  (100 / 95.50 of $11.00) .....................                  $       11.52*
                                                                 =============
Net asset value and offering price
 of Class B shares ($10,282,850 / 934,985
 shares of beneficial interest) ...............                  $       11.00**
                                                                 =============
Net asset value, offering and redemption
  price of Class Y shares
  ($2,617,094 / 238,424 shares
  of beneficial interest) .....................                  $       10.98
                                                                 =============

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
   Interest ....................................                  $ 4,036,256

   Expenses
     Management fees ...........................  $   357,656
     Service fees - Class A ....................      121,251
     Service and distribution fees - Class B ...       50,133
     Trustees' fees and expenses ...............        5,354
     Accounting and administrative .............       21,271
     Custodian .................................       40,883
     Transfer agent ............................      124,313
     Audit and tax services ....................       18,950
     Legal .....................................        2,990
     Printing ..................................        9,442
     Registration ..............................       26,081
     Miscellaneous .............................        2,524
                                                  -----------
   Total expenses ..............................                      780,848
                                                                  -----------
   Net investment income .......................                    3,255,408

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Realized gain (loss) on:
     Investments -- net ........................   (2,351,991)
     Options -- net ............................      119,531
     Futures contracts -- net ..................      (57,843)
                                                  -----------
   Total realized gain (loss) on investments,
     options and futures contracts .............   (2,290,303)
                                                  -----------
   Unrealized appreciation (depreciation) on:
     Investments -- net ........................   (6,510,321)
     Futures contracts -- net ..................       67,405
                                                  -----------
     Total unrealized appreciation
      (depreciation) on investments
      and futures contracts ....................   (6,442,916)
                                                  -----------
Net gain (loss) on investment transactions .....                   (8,733,219)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ...................................                  $(5,477,811)
                                                                  ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)

                                                                                             SIX MONTHS
                                                                            YEAR ENDED          ENDED
                                                                            DECEMBER 31,       JUNE 30,
                                                                                1998            1999
                                                                           -------------    -------------
FROM OPERATIONS
 Net investment income .................................................   $   6,468,371    $   3,255,408
   Net realized gain (loss) on investment transactions .................       2,352,038       (2,290,303)
   Net unrealized appreciation (depreciation) on investment transactions         657,435       (6,442,916)
                                                                           -------------    -------------
 Increase (decrease) in net assets from operations .....................       9,477,844       (5,477,811)
                                                                           -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ............................................................      (5,800,979)      (2,864,193)
    Class B ............................................................        (359,173)        (260,241)
    Class Y ............................................................        (248,237)         (92,595)
                                                                           -------------    -------------
                                                                              (6,408,389)      (3,217,029)
                                                                           -------------    -------------
Increase (decrease) in net assets derived from capital
 share transactions ....................................................      (2,871,290)      (3,470,752)
                                                                           -------------    -------------
Total increase (decrease) in net assets ................................         198,165      (12,165,592)

NET ASSETS
  Beginning of the period ..............................................     115,894,655      116,092,820
                                                                           -------------    -------------
  End of the period ....................................................   $ 116,092,820    $ 103,927,228
                                                                           =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ....................................................   $      66,275    $     104,654
                                                                           =============    =============

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                           CLASS A
                                            -------------------------------------------------------------------------
                                                                                                           SIX MONTHS
                                                             YEAR ENDED DECEMBER 31,                          ENDED
                                           -------------------------------------------------------------     JUNE 30,
                                              1994        1995         1996          1997        1998         1999
                                           -------------------------------------------------------------    ---------
Net Asset Value, Beginning of the Period   $   11.75    $   10.43    $   11.73    $   11.08    $   11.56    $   11.90
                                           ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income ..................        0.69         0.74         0.71         0.62         0.68         0.35
Net Realized and Unrealized Gain
 (Loss) on Investments .................       (1.32)        1.29        (0.64)        0.48         0.33        (0.90)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations .......       (0.63)        2.03         0.07         1.10         1.01        (0.55)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ...       (0.69)       (0.73)       (0.72)       (0.62)       (0.67)       (0.35)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions ....................       (0.69)       (0.73)       (0.72)       (0.62)       (0.67)       (0.35)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period .....   $   10.43    $   11.73    $   11.08    $   11.56    $   11.90    $   11.00
                                           =========    =========    =========    =========    =========    =========
Total Return (%) (a) ...................        (5.5)        20.0          0.8         10.3          9.0         (4.7)
Ratio of Operating Expenses to Average
 Net Assets (%) ........................        1.29         1.35         1.32         1.36         1.38         1.36(b)
Ratio of Net Investment Income to
 Average Net Assets (%) ................        6.66         6.69         6.45         5.63         5.80         5.98(b)
Portfolio Turnover Rate (%) ............         809          559          462          391          106          235
Net Assets, End of the Period (000) ....   $ 147,986    $ 147,503    $ 120,607    $ 103,583    $ 103,032    $  91,027

(a)  A sales charge is not reflected in total return calculations.
(b)  Computed on an annualized basis.

                                    See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------

(unaudited)
                                                                           CLASS B
                                            -------------------------------------------------------------------------
                                                                                                           SIX MONTHS
                                                             YEAR ENDED DECEMBER 31,                          ENDED
                                           -------------------------------------------------------------     JUNE 30,
                                              1994        1995         1996          1997        1998         1999
                                           -------------------------------------------------------------    ---------
Net Asset Value, Beginning of the Period   $   11.75    $   10.43    $   11.74    $   11.08    $   11.56    $   11.90
                                           ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income ..................        0.60         0.65         0.63         0.54         0.58         0.31
Net Realized and Unrealized Gain
  (Loss) on Investments ................       (1.32)        1.30        (0.65)        0.48         0.34        (0.91)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations .......       (0.72)        1.95        (0.02)        1.02         0.92        (0.60)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ...       (0.60)       (0.64)       (0.64)       (0.54)       (0.58)       (0.30)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions ....................       (0.60)       (0.64)       (0.64)       (0.54)       (0.58)       (0.30)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period .....   $   10.43    $   11.74    $   11.08    $   11.56    $   11.90    $   11.00
                                           =========    =========    =========    =========    =========    =========
Total Return (%) (a) ...................        (6.2)        19.2         (0.1)         9.5          8.2         (5.1)
Ratio of Operating Expenses to Average
 Net Assets (%) ........................        2.04         2.10         2.07         2.11         2.13         2.11(b)
Ratio of Net Investment Income to
 Average Net Assets (%) ................        5.91         5.94         5.70         4.88         5.05
                                                                                                                 5.23(b)
Portfolio Turnover Rate (%) ............         809          559          462          391          106          235
Net Assets, End of the Period (000) ....   $   2,760    $   4,858    $   5,385    $   5,654    $   9,657    $  10,283

(a)  A contingent deferred sales charge is not reflected in total return calculations.
(b)  Computed on an annualized basis.


                See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                           CLASS Y
                                           --------------------------------------------------------------------------
                                           MARCH 31(a),                                                    SIX MONTHS
                                             THROUGH               YEAR ENDED DECEMBER 31,                    ENDED
                                           DECEMBER 31,-------------------------------------------------     JUNE 30,
                                              1994        1995         1996          1997        1998         1999
                                           -------------------------------------------------------------    ---------
Net Asset Value, Beginning of the Period   $   11.20    $   10.44    $   11.71    $   11.07    $   11.54    $   11.88
                                           ---------    ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income ..................        0.54         0.80         0.74         0.65         0.72         0.36
Net Realized and Unrealized Gain
 (Loss) on Investments .................       (0.77)        1.26        (0.63)        0.47         0.32        (0.90)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total From Investment Operations .......       (0.23)        2.06         0.11         1.12         1.04        (0.54)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Less Distributions
Distributions from Net Investment Income       (0.53)       (0.79)       (0.75)       (0.65)       (0.70)       (0.36)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Distributions ....................       (0.53)       (0.79)       (0.75)       (0.65)       (0.70)       (0.36)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Period .....   $   10.44    $   11.71    $   11.07    $   11.54    $   11.88    $   10.98
                                           =========    =========    =========    =========    =========    =========
Total Return (%) .......................        (2.0)        20.3          1.1         10.5          9.3         (4.6)
Ratio of Operating Expenses to
 Average Net Assets (%) ................        0.93(b)      1.10         1.07         1.11         1.13         1.11(b)
Ratio of Net Investment Income to
 Average Net Assets (%) ................        7.25(b)      6.94         6.70         5.88         6.05         6.23(b)
Portfolio Turnover Rate (%) ............         809          559          462          391          106          235
Net Assets, End of the Period ..........   $   4,104    $   7,364    $   6,384    $   6,658    $   3,404    $   2,617

(a)  Commencement of operations.
(b)  Computed on an annualized basis.


                                    See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. Interest income is decreased by the amortization of acquisition premium on discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1999, purchases and sales of securities (excluding short-term investments) were as follows:
                   PURCHASES                               SALES
          ----------------------------       -----------------------------
          U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT         OTHER
          ---------------        -----       ---------------         -----
           $ 72,918,784      $ 58,010,609     $ 91,404,708       $ 7,325,730

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or Trustees of the Fund. NEFM and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay under the management and subadvisory agreements in effect during the six months ended June 30, 1999 are as follows:
                                   FEES EARNED
                                   -----------
                              NEFM        $  178,828
                              Back Bay       178,828

The effective annualized management fee for the six months ended June 30, 1999 was 0.65%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1999 these expenses amounted to $21,271 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the six months ended June 30, 1999, the Fund paid NSC $96,989 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds L.P. ("New England Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $121,251 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1999 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $12,533 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1999, the Fund paid New England Funds $37,600 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1999 amounted to $116,760.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various New England Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital shares. Transactions in capital shares were as follows:

                                                                      YEAR ENDED                  SIX MONTHS ENDED
                                                                   DECEMBER 31,1998                 JUNE 30, 1999
                                                               ---------------------------    ---------------------------
 CLASS A                                                          SHARES         AMOUNT         SHARES         AMOUNT
 -------                                                       -----------    ------------    -----------    ------------
Shares sold ................................................     1,656,981    $ 19,549,659        963,915    $ 10,952,784
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................       436,981       5,132,956        229,909       2,617,390
                                                               -----------    ------------    -----------    ------------
                                                                 2,093,962      24,682,615      1,193,824      13,570,174
Shares repurchased .........................................    (2,395,445)    (28,036,795)    (1,574,947)    (17,908,541)
                                                               -----------    ------------    -----------    ------------
Net increase (decrease) ....................................      (301,483)   $ (3,354,180)      (381,123)   $ (4,338,367)
                                                               -----------    ------------    -----------    ------------

                                                                      YEAR ENDED                  SIX MONTHS ENDED
                                                                   DECEMBER 31,1998                 JUNE 30, 1999
                                                               ---------------------------    ---------------------------
 CLASS B                                                          SHARES         AMOUNT         SHARES         AMOUNT
 -------                                                       -----------    ------------    -----------    ------------
Shares sold ................................................       525,057    $  6,224,313        256,966    $  2,952,246
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................        20,660         243,213         16,003         181,869
                                                               -----------    ------------    -----------    ------------
                                                                   545,717       6,467,526        272,969       3,134,115
Shares repurchased .........................................      (223,281)     (2,616,439)      (149,495)     (1,717,855)
                                                               -----------    ------------    -----------    ------------
Net increase (decrease) ....................................       322,436    $  3,851,087        123,474    $  1,416,260
                                                               -----------    ------------    -----------    ------------

                                                                      YEAR ENDED                  SIX MONTHS ENDED
                                                                   DECEMBER 31,1998                 JUNE 30, 1999
                                                               ---------------------------    ---------------------------
 CLASS Y                                                          SHARES         AMOUNT         SHARES         AMOUNT
 -------                                                       -----------    ------------    -----------    ------------
Shares sold ................................................       122,605    $  1,438,718         42,150    $    477,067
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................        20,559         240,336          8,101          92,144
                                                               -----------    ------------    -----------    ------------
                                                                   143,164       1,679,054         50,251         569,211
Shares repurchased .........................................      (433,374)     (5,047,251)       (98,471)     (1,117,856)
                                                               -----------    ------------    -----------    ------------
Net increase (decrease) ....................................      (290,210)   $ (3,368,197)       (48,220)   $   (548,645)
                                                               -----------    ------------    -----------    ------------
Increase (decrease) derived from capital shares transactions      (269,257)   $ (2,871,290)      (305,869)   $ (3,470,752)
                                                               ===========    ============    ===========    ============

5. SECURITY LENDING. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At June 30, 1999 the Fund had no securities on loan.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, New England Funds' automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, the investor should consider his or her financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

Past performance is no guarantee of future results. Please call New England Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                      (formerly Growth Opportunities Fund)
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust,
                               Money Market Series
                          Tax Exempt Money Market Trust

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

     New England Funds, L.P., and other firms selling shares of New England
      Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
      Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

       Y2K Readiness Report: New England Funds has kept pace with the Y2K challenge. Mission critical systems have been tested and non-mission critical systems are scheduled for completion by September 30, 1999.
       Y2K is a top priority at New England Funds. For more information on our Y2K readiness, please visit our Web site at www.mutualfunds.com.

    This material represents Year 2000 Readiness Disclosure pursuant to the Year 2000 Information and Readiness Disclosure Act.

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         [LOGO](R)                                                BULK RATE
   NEW ENGLAND FUNDS(R)                                          U.S. POSTAGE
Where The Best Minds Meet(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
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   399 Boylston Street

  Boston, Massachusetts

           02116
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      GV58-0699

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